Exhibit 99.1

FOR RELEASE:		CONTACT:
Date	May 2, 2011	Bryanne Salmon
Time	8:00 am Eastern	Tel. (781) 356-9613
bsalmon@haemonetics.com
Haemonetics Reports 15% Growth in Adjusted EPS to $3.27 for Fiscal 2011
Issues Guidance for Continued Revenue Growth in Fiscal 2012 of 4%- 6%
Braintree, MA, May 2, 2011— Haemonetics Corporation (NYSE: HAE) today reported record revenues of $677 million, up 5% for fiscal 2011. An extra week in fiscal 2010 reduced fiscal 2011 annual revenue growth by 2% and fourth quarter revenue growth by 7%.
Fourth quarter fiscal 2011 GAAP net revenues were $170 million, up 1%, and up 8% excluding the effect of the extra week in fiscal 2010. Net income was $21 million, up more than 100%, and earnings per share were $0.81, up more than 100%. Excluding transformation costs and contingent consideration income in fiscal 2010, adjusted fourth quarter net income was $22 million, up 13%, and earnings per share were $0.85, up 12%.1
For the year, Haemonetics reported GAAP net revenues of $677 million, up 5%, and up 7% excluding the effect of the extra week in fiscal 2010. Net income was $80 million, up 37%, and earnings per share were $3.12, up 40%. Excluding transformation costs and contingent consideration income, adjusted full year net income was $84 million, up 13%, and adjusted earnings per share were $3.27, up 15%.1
Haemonetics ended the year with nearly $200 million in cash and $5 million of debt, and generated $93 million of free cash flow before funding $15 million in cash transformation costs.
Brian Concannon, Haemonetics’ President and CEO, said “I am very pleased with our continued strong earnings growth and cash flow generation despite the challenging market environment we faced in fiscal 11. This marks the eighth straight year of double digit adjusted earnings per share growth at Haemonetics.”
STRATEGIC AND SEGMENT GROWTH HIGHLIGHTS
Haemonetics continues to make progress expanding its business. The Company reported the following highlights:
•	The launch of IMPACT™ Online 3.0 — a proprietary web based blood management dash board to enhance blood management by hospital leadership.

•	197 Global IMPACT customers in fiscal 2011 driving solid revenue growth, with rapid adoption by our European customer base.

•	The successful integration of our software businesses aimed at delivering the “information highway” focused on the compliance, productivity, availability and safety of blood products from the donor to the patient.

•	Launch of Cell Saver Elite™ designed to meet our customers growing blood management needs.
As noted, Haemonetics’ fiscal 2011 reported revenues were $677 million, up 5%. Excluding the effect of the extra week in fiscal 2010, fiscal 2011 revenues were up 7% for the year. Fiscal 2011 annual revenues break down as follows:
Plasma disposables revenue was $227 million for the year, down 2%, and flat excluding the effect of the extra week. Haemonetics’ plasma business growth has accelerated over the course of the year following
Haemonetics Corporation • 400 Wood Road • Braintree, MA 02184 USA

a cyclical adjustment in the commercial Plasma business earlier this year. Plasma revenues have also been negatively impacted by a change in collection practices in Japan.
Blood bank
Platelet disposables revenue was $156 million for the year, up 3%, and up 5% excluding the effect of the extra week. Platelet revenues benefited from strong sales in emerging markets.
Red cell disposables revenue was $47 million for the year, down 3%, and down 1% excluding the effect of the extra week. Revenue declined due to decreased demand for red cells as a result of declining surgical procedures and fewer transfusions.
Hospital
Surgical disposables revenue was $67 million for the year, down 5%, and down 3% excluding the effect of the extra week. The surgical business was challenged by declining surgical procedures.
OrthoPAT® orthopedic perioperative autotransfusion system disposables revenue was $36 million for the year, down 4%, and down 2% excluding the effect of the extra week. OrthoPAT growth at IMPACT accounts was 14% reinforcing our confidence in IMPACT selling. The Company is making improvements to the reliability of our OrthoPAT system and will continue to advance Quick Connect™ to reinforce the value proposition of this important blood management device.
Diagnostics revenue was $19 million for the year, up 16%, and up 18% excluding the effect of the extra week. Revenues related to the TEG Thrombelastograph® Hemostasis Analyzer business were also driven by the Company’s IMPACT initiative.
Software Solutions revenue was $67 million for the year, up 86%. We integrated the Global Med acquisition and significantly enhanced our offering of software products for our Blood Bank and Hospital customers.
Equipment and other revenue was $58 million for the year, up 7%. Placements of equipment under use plans were strong with 7% total growth in our installed base during the year.
Haemonetics reported revenue growth in all geographies for the year, with North American sales up 4%, European sales up 4%, Japanese sales up 1%, and Asian sales up 20%.
FISCAL 2012 GUIDANCE1
Haemonetics announced its fiscal 2012 annual guidance for organic revenue growth of 4-6%, adjusted operating income growth of 8-10% excluding the impact of planned transformation and integration costs of approximately $8 million, and adjusted earnings per share of $3.50 to $3.62. The Company expects more than 200 basis point gross margin improvement and approximately 70 basis points of adjusted operating margin improvement, and a tax rate of approximately 28%. For the year, the Company expects to generate approximately $85 million of adjusted free cash flow before funding $9 million of cash transformation costs.
Mr. Concannon added. “As demand for blood components returns to normal levels, we are uniquely positioned with compelling products and services to help our customers with their growing blood management needs in this period of health care reform. We are gaining traction implementing our blood management solutions and this is contributing to improved growth rates in our hospital and blood center products.”
Haemonetics has posted several items on its website: fiscal 2012 guidance; income scenarios reflecting guidance ranges; and potential fiscal 2012 product category growth. The information is posted at http://phx.corporate-ir.net/phoenix.zhtml?c=72118&p=irol-guidance.
Haemonetics Corporation • 400 Wood Road • Braintree, MA 02184 USA

FISCAL 2012 SHARE REPURCHASE PROGRAM
The Company announced that its Board of Directors has approved a $50 million share repurchase.
ANNUAL INVESTOR DAY
Haemonetics is hosting its annual investor and analyst day on Thursday, May 12th at its corporate headquarters in Braintree, MA. Information on the event is posted on the Haemonetics website.
CONFERENCE CALL
Haemonetics will host a webcast on Monday, May 2nd at 10:00 am Eastern to discuss these results. Interested parties can participate at http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=72118&eventID=3909107
Haemonetics (NYSE: HAE) is a global healthcare company dedicated to providing innovative blood management solutions for our customers. Together, our devices and consumables, information technology platforms, and consulting services deliver a suite of business solutions to help our customers improve clinical outcomes and reduce the cost of healthcare for blood collectors, hospitals, and patients around the world. Our technologies address important medical markets: blood and plasma component collection, the surgical suite, and hospital transfusion services. To learn more about Haemonetics, visit our web site at http://www.haemonetics.com.
This release contains forward-looking statements that involve risks and uncertainties, including technological advances in the medical field and standards for transfusion medicine and our ability to successfully implement products that incorporate such advances and standards, product demand, market acceptance, regulatory uncertainties, the effect of economic and political conditions, the impact of competitive products and pricing, blood product reimbursement policies and practices, foreign currency exchange rates, changes in customers’ ordering patterns, the effect of industry consolidation as seen in the plasma market, the effect of communicable diseases and the effect of uncertainties in markets outside the U.S. (including Europe and Asia) in which we operate and other risks detailed in the Company’s filings with the Securities and Exchange Commission. The foregoing list should not be construed as exhaustive. The forward-looking statements are based on estimates and assumptions made by management of the Company and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results and experience could differ materially from the forward-looking statements.
1 A reconciliation of GAAP to adjusted financial results is included at the end of the financial sections of this press release as well as on the web at http://www.haemonetics.com. In FY11 Haemonetics incurred $8.3 million in transformation costs related to the integration of Global Med and the transformation of our European sales organization and certain manufacturing activities, and recorded $1.9 million in contingent consideration income, all amounts stated pre-tax. The total earnings per share effect of the amounts excluded from our non-GAAP earnings per share were $0.15 in FY11. Our FY12 guidance excludes $8 million of planned transformation and integration costs associated with the infrastructure supporting our research and supply chain organization and the integration of our software solutions business.
Haemonetics Corporation • 400 Wood Road • Braintree, MA 02184 USA

Haemonetics Corporation Financial Summary
(Unaudited data in thousands, except per share data)
Consolidated Statements of Income for the Fourth Quarter of FY11 and FY10

	4/2/2011	4/3/2010	% Inc/(Dec)
	As Reported	As Reported	vs Prior Year
NET REVENUES	$170,033	$169,104	0.5%
Gross profit	87,501	88,124	(0.7)%

R&D	8,786	6,662	31.9%
S,G&A	49,820	64,024	(22.2)%
Contingent consideration income	—	(2,345)	(100.0)%
Asset writedowns	—	15,686	(100.0)%

Operating expenses	58,606	84,027	(30.3)%

Operating income	28,895	4,097	605.3%
Interest expense	(105)	(20)	425.0%
Interest income	83	90	(7.8)%
Other (expense)/income, net	(301)	(278)	8.3%

Income before taxes	28,572	3,889	634.6%

Tax expense	7,584	(78)	(9823.1)%

NET INCOME	$20,988	$3,967	429.0%

Net income per common share assuming dilution	$0.81	$0.15	424.7%

Weighted average number of shares
Basic	25,509	25,192
Diluted	25,970	25,816

			Inc/(Dec) vs
			prior year profit
Profit Margins:			margin %
Gross profit	51.5%	52.1%	(0.7)%
R&D	5.2%	3.9%	1.2%
S,G&A	29.3%	37.9%	(8.6)%
Operating income	17.0%	2.4%	14.6%
Income before taxes	16.8%	2.3%	14.5%
Net income	12.3%	2.3%	10.0%

Consolidated Statements of Income for FY11 and FY10

	4/2/2011	4/3/2010	% Inc/(Dec) vs
	As Reported	As Reported	Prior Year
NET REVENUES	$676,694	$645,430	4.8%
Gross profit	355,208	337,481	5.3%

R&D	32,657	26,376	23.8%
S,G&A	213,899	214,483	(0.3)%
Contingent consideration income	(1,894)	(2,345)	(19.2)%
Asset writedowns	—	15,686	(100.0)%

Operating expenses	244,662	254,200	(3.8)%

Operating income	110,546	83,281	32.7%
Interest expense	(6)	(742)	(99.2)%
Interest income	384	399	(3.8)%
Other (expense)/income, net	(843)	(1,667)	(49.4)%

Income before taxes	110,081	81,271	35.4%

Tax expense	30,101	22,901	31.4%

NET INCOME	$79,980	$58,370	37.0%

Net income per common share assuming dilution	$3.12	$2.24	39.5%

Weighted average number of shares
Basic	25,077	25,451
Diluted	25,596	26,063

			Inc/(Dec) vs
			prior year profit
Profit Margins:			margin %
Gross profit	52.5%	52.3%	0.2%
R&D	4.8%	4.1%	0.7%
S,G&A	31.6%	33.2%	(1.6)%
Operating income	16.3%	12.9%	3.4%
Income before taxes	16.3%	12.6%	3.7%
Net income	11.8%	9.0%	2.8%

Revenue Analysis for the Fourth Quarter and Year Ended FY11 and FY10

	Fourth Quarter
	4/2/2011	4/3/2010	% Inc/(Dec) vs
	As Reported	As Reported	Prior Year
Revenues by geography
United States	$80,277	$79,053	1.5%
International	$89,756	$90,051	(0.3)%

Net revenues	$170,033	$169,104	0.5%

Disposable revenues

Plasma disposables	$54,965	$54,910	0.1%

Blood bank disposables
Platelet	$39,130	$39,677	(1.4)%
Red cell	$12,545	$12,746	(1.6)%

	$51,675	$52,423	(1.4)%

Hospital disposables
Surgical	$17,024	$18,022	(5.5)%
OrthoPAT	$9,145	$9,953	(8.1)%
Diagnostics	$4,839	$4,884	(0.9)%

	$31,008	$32,859	(5.6)%

Subtotal	$137,648	$140,192	(1.8)%

Software solutions	$17,722	$10,109	75.3%
Equipment & other	$14,663	$18,803	(22.0)%

Net revenues	$170,033	$169,104	0.5%

	Year Ended
	4/2/2011	4/3/2010	% Inc/(Dec) vs
	As Reported	As Reported	Prior Year
Revenues by geography
United States	$317,355	$303,965	4.4%
International	$359,339	$341,465	5.2%

Net revenues	$676,694	$645,430	4.8%

Disposable revenues

Plasma disposables	$227,210	$232,378	(2.2)%

Blood bank disposables
Platelet	$156,250	$151,026	3.5%
Red cell	$46,828	$48,031	(2.5)%

	$203,078	$199,057	2.0%

Hospital disposables
Surgical	$66,503	$69,942	(4.9)%
OrthoPAT	$35,631	$37,079	(3.9)%
Diagnostics	$19,413	$16,771	15.8%

	$121,547	$123,792	(1.8)%

Subtotal	$551,835	$555,227	(0.6)%

Software solutions	$66,878	$35,919	86.2%
Equipment & other	$57,981	$54,284	6.8%

Net revenues	$676,694	$645,430	4.8%

Consolidated Balance Sheets

	Period ending
	4/2/11	4/3/10
Assets
Cash & cash equivalents	$196,707	$141,562
Accounts receivable, net	127,166	118,684
Inventories, net	84,387	79,953
Other current assets	40,802	45,847

Total current assets	449,062	385,942
Net PP&E	155,528	154,313
Other assets	226,397	224,050

Total assets	$830,987	$764,305

	Period ending
	4/2/11	4/3/10
Liabilities & Stockholders’ Equity
S/T debt & current maturities	$913	$16,062
Other current liabilities	105,780	118,861

Total current liabilities	106,693	134,923
Long-term debt	3,966	4,589
Other long-term liabilities	34,192	31,669
Stockholders’ equity	686,136	593,124

Total liabilities & equity	$830,987	$764,305

Free Cash Flow Reconciliation

	Three Months Ended
	4/2/11	4/3/10
GAAP cash flow from operations	$30,976	$36,686

Capital expenditures	(11,683)	(11,428)
Proceeds from sale of property, plant and equipment	1,134	1,175

Net investment in property, plant and equipment	(10,549)	(10,253)

Free cash flow after transformation and deal costs	$20,427	$26,433

Transformation and deal costs	3,222	1,686

	3,222	1,686

Free cash flow before transformation and deal costs	$23,649	$28,119

	Year Ended
	4/2/11	4/3/10
GAAP cash flow from operations	$123,455	$130,667

Capital expenditures	(46,669)	(56,304)
Proceeds from sale of property, plant and equipment	1,468	1,785

Net investment in property, plant and equipment	(45,201)	(54,519)

Free cash flow	$78,254	$76,148

Transformation and deal costs	12,567	1,686
Global Med employment contracts	2,122	—

	14,689	1,686

Free cash flow before transformation and deal costs	$92,943	$77,834

Haemonetics Corporation Financial Summary
Reconciliation of Non-GAAP Measures
Haemonetics has presented supplemental non-GAAP financial measures as part of this earnings release. A reconciliation is provided below that reconciles each non-GAAP financial measure with the most comparable GAAP measure. The presentation of non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the most directly comparable GAAP measures. There are material limitations to the usefulness of non-GAAP measures on a standalone basis, including the lack of comparability to the GAAP financial results of other companies.
These measures are used by management to monitor the financial performance of the business, inform business decision making, and forecast future results. Performance targets for management are established based upon these non-GAAP measures. In the reconciliations below, we have removed restructuring costs, contingent consideration income, and asset writedowns from our GAAP expenses. Our restructuring is related to the integration of Global Med Technologies and the repositioning of our sales force. We believe this information is useful for investors because it allows for an evaluation of the Company with a focus on the performance of our core operations.
Non-GAAP Gross Profit
The use of these non-GAAP measures allows management to monitor the level of total gross profits without the costs of our business transformation. We establish our budgets, forecasts, and performance targets on this basis.
Non-GAAP S,G&A and Non-GAAP Operating Expenses
The use of this non-GAAP measure allows management to monitor the ongoing level of spend that is necessary to support the business in a period when we are not transforming our business or completing an acquisition of in-process research and development. We establish our budgets, forecasts, and performance targets excluding these costs.
Non-GAAP Operating Income and Non-GAAP Income before Income Taxes
The use of these non-GAAP measures allows management to monitor the level of operating and total pre-tax profits without the costs of our business transformation. We establish our budgets, forecasts, and performance targets on this basis.
Non-GAAP Net Income and Earnings per Share
The use of these non-GAAP measures allows management to monitor the level of net income and earnings per share excluding both the costs of our business transformation, as well as any related tax effects. We establish our budgets, forecasts, and performance targets on this basis.

Reconciliation of Non-GAAP Measures for the Fourth Quarter of FY11 and FY10

	04/02/11	04/03/10
Non-GAAP gross profit
GAAP gross profit	$87,501	$88,124

Non-GAAP gross profit	$87,501	$88,124

Non-GAAP S,G&A
GAAP S,G&A	$49,820	$64,024
Restructuring, deal integration and closing costs	(1,705)	(10,364)

Non-GAAP S,G&A	$48,115	$53,660

Non-GAAP operating expenses
GAAP operating expenses	$58,606	$84,027
Restructuring, deal integration and closing costs	(1,705)	(10,364)
Contingent consideration income	—	2,345
Asset writedowns	—	(15,686)

Non-GAAP operating expenses	$56,901	$60,322

Non-GAAP operating income
GAAP operating income	$28,895	$4,097
Restructuring, deal integration and closing costs	1,705	10,364
Contingent consideration income	—	(2,345)
Asset writedowns	—	15,686

Non-GAAP operating income	$30,600	$27,802

Non-GAAP income before taxes
GAAP income before taxes	$28,572	$3,889
Restructuring, deal integration and closing costs	1,705	10,364
Contingent consideration income	—	(2,345)
Asset writedowns	—	15,686

Non-GAAP income before taxes	$30,277	$27,594

Non-GAAP net income
GAAP net income	$20,988	$3,967
Restructuring, deal integration and closing costs	1,705	10,364
Contingent consideration income	—	(2,345)
Asset writedowns	—	15,686
Tax benefit associated with non-GAAP items	(682)	(8,202)

Non-GAAP net income	$22,012	$19,470

Non-GAAP net income per common share assuming dilution
GAAP net income per common share assuming dilution	$0.81	$0.15
Non-GAAP items after tax per common share assuming dilution	$0.04	$0.60

Non-GAAP net income per common share assuming dilution	$0.85	$0.75

Presented below are additional Constant Currency performance measures. We measure different components of our business at constant currency. We believe this information is useful for investors because it allows for an evaluation of the Company without the effect of changes in foreign exchange rates. These results convert our local foreign currency operating results to the US Dollar at constant exchange rates of $1.20 per Euro, and 110 Yen to the $1.00. They also exclude the results of our foreign currency hedging program described in Note 7 to our consolidated financial statements in our Form 10-K.

Non-GAAP revenues
GAAP revenue	$170,033	$169,104
Foreign currency effects	(11,449)	(9,673)

Non-GAAP revenue — constant currency	$158,584	$159,431

Non-GAAP net income
Non-GAAP net income, adjusted for restructuring and deal integration costs, contingent consideration income, and asset writedowns	$22,012	$19,470
Foreign currency effects	(4,135)	(3,202)
Income tax associated with foreign currency effects	—	1

Non-GAAP net income — constant currency	17,877	16,269

Non-GAAP net income per common share assuming dilution
Non-GAAP net income per common share assuming dilution, adjusted for restructuring and deal integration costs, contingent consideration income, and asset writedowns	$0.85	$0.75

Foreign currency effects after tax per common share assuming dilution	($0.16)	($0.12)

Non-GAAP net income per common share assuming dilution — constant currency	$0.69	$0.63

Reconciliation of Non-GAAP Measures for FY11 and FY10

	04/02/11	04/03/10
Non-GAAP gross profit
GAAP gross profit	$355,208	$337,481

Non-GAAP gross profit	$355,208	$337,481

Non-GAAP S,G&A
GAAP S,G&A	$213,899	$214,483
Restructuring, deal integration and closing costs	(8,303)	(10,814)

Non-GAAP S,G&A	$205,596	$203,669

Non-GAAP operating expenses
GAAP operating expenses	$244,662	$254,200
Restructuring, deal integration and closing costs	(8,303)	(10,814)
Contingent consideration income	1,894	2,345
Asset writedowns	—	(15,686)

Non-GAAP operating expenses	$238,253	$230,045

Non-GAAP operating income
GAAP operating income	$110,546	$83,281
Restructuring, deal integration and closing costs	8,303	10,814
Contingent consideration income	(1,894)	(2,345)
Asset writedowns	—	15,686

Non-GAAP operating income	$116,955	$107,436

Non-GAAP income before taxes
GAAP income before taxes	$110,081	$81,271
Restructuring, deal integration and closing costs	8,303	10,814
Contingent consideration income	(1,894)	(2,345)
Asset writedowns	—	15,686

Non-GAAP income before taxes	$116,490	$105,426

Non-GAAP net income
GAAP net income	$79,980	$58,370
Restructuring, deal integration and closing costs	8,303	10,814
Contingent consideration income	(1,894)	(2,345)
Asset writedowns	—	15,686
Tax benefit associated with non-GAAP items	(2,622)	(8,359)

Non-GAAP net income	$83,767	$74,166

Non-GAAP net income per common share assuming dilution
GAAP net income per common share assuming dilution	$3.12	$2.24
Non-GAAP items after tax per common share assuming dilution	$0.15	$0.61

Non-GAAP net income per common share assuming dilution	$3.27	$2.85

Presented below are additional Constant Currency performance measures. We measure different components of our business at constant currency. We believe this information is useful for investors because it allows for an evaluation of the Company without the effect of changes in foreign exchange rates. These results convert our local foreign currency operating results to the US Dollar at constant exchange rates of $1.20 per Euro, and 110 Yen to the $1.00. They also exclude the results of our foreign currency hedging program described in Note 7 to our consolidated financial statements in our Form 10-K.

Non-GAAP revenues
GAAP revenue	$676,694	$645,430
Foreign currency effects	(41,237)	(40,151)

Non-GAAP revenue — constant currency	$635,457	$605,279

Non-GAAP net income
Non-GAAP net income, adjusted for restructuring and deal integration costs, contingent consideration income, and asset writedowns	$83,767	$74,166
Foreign currency effects	(13,207)	(13,957)
Income tax associated with foreign currency effects	2	23

Non-GAAP net income — constant currency	70,562	60,232

Non-GAAP net income per common share assuming dilution
Non-GAAP net income per common share assuming dilution, adjusted for restructuring and deal integration costs, contingent consideration income, and asset writedowns	$3.27	$2.85

Foreign currency effects after tax per common share assuming dilution	($0.51)	($0.54)

Non-GAAP net income per common share assuming dilution — constant currency	$2.76	$2.31